SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 30, 2009

PIONEER POWER SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-155375	26-3387077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6074 Citation Court Reno, Nevada	89523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (775) 200-6853

Sierra Concepts, Inc. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On November 30, 2009, our predecessor, Sierra Concepts, Inc., a Nevada corporation (“Sierra”), and Pioneer Power Solutions, Inc., a Delaware corporation and wholly-owned subsidiary of Sierra ("Pioneer"), entered into an Agreement and Plan of Merger. On November 30, 2009, Sierra merged with and into Pioneer, so that Sierra and Pioneer became a single corporation named Pioneer Power Solutions, Inc. (the “Surviving Corporation”), which exists under, and is governed by, the laws of the State of Delaware (the “Merger”).

As a result of the Merger, all of the assets, property, rights, privileges, powers and franchises of Sierra became vested in, held and enjoyed by the Surviving Corporation, the Surviving Corporation assumed all of the obligations of Sierra and we changed our name from “Sierra Concepts, Inc.” to “Pioneer Power Solutions, Inc.”

Item 3.03     Material Modification to Rights of Security Holders.

Upon the effectiveness and as a result of the Merger, the Certificate of Incorporation and Bylaws of Pioneer became the Certificate of Incorporation and Bylaws of the Surviving Corporation.

In addition, each share of common stock, par value $0.001 per share, of Sierra that was issued and outstanding immediately prior to the Merger was converted into one (1) issued and outstanding share of common stock, par value $0.001 per share, of the Surviving Corporation (“Common Stock”), so that the holders of all of the issued and outstanding shares of common stock of Sierra immediately prior to the Merger are the holders of Common Stock of the Surviving Corporation. All shares of Pioneer owned by Sierra immediately prior to the Merger were surrendered to the Surviving Corporation and cancelled.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated November 30, 2009, between Sierra Concepts, Inc., a Nevada corporation, and Pioneer Power Solutions, Inc., a Delaware corporation
2.2	Certificate of Ownership and Merger merging Sierra Concepts, Inc., a Nevada corporation, with and into Pioneer Power Solutions, Inc., a Delaware corporation
2.3	Articles of Merger merging Sierra Concepts, Inc., a Nevada corporation, with and into Pioneer Power Solutions, Inc., a Delaware corporation
3.1	Certificate of Incorporation of Pioneer Power Solutions, Inc., a Delaware corporation
3.2	Bylaws of Pioneer Power Solutions, Inc., a Delaware corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, INC.
Dated: December 2, 2009	By: /s/ David Davis
Name: David Davis
Title: President